Exhibit 99.1

MANITEX INTERNATIONAL ANNOUNCES RESULTS

OF SPECIAL MEETING OF SHAREHOLDERS

Bridgeview, IL, December 20, 2024 – Manitex International, Inc. (NASDAQ: MNTX) (“Manitex” or the “Company”), a leading international provider of truck cranes, specialized industrial equipment, and construction equipment rental solutions to infrastructure and construction markets, today held its special meeting of shareholders (the “Special Meeting”) to consider three proposals relating to the previously announced Agreement and Plan of Merger, dated September 12, 2024 (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Tadano Ltd. (“Tadano”) and Lift SPC Inc., a wholly owned subsidiary of Tadano (“Merger Sub”). On the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Tadano.

The first proposal, to approve the Merger Agreement, was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

The second proposal, a non-binding, advisory proposal to approve compensation that will or may become payable by the Company to its named executive officers in connection with the Merger, was approved by the affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present or represented by proxy at the Special Meeting.

The third proposal, to approve the adjournment of the Special Meeting, if necessary or appropriate, was deemed not necessary and not acted upon at the Special Meeting as a result of the approval of the first proposal.

Under the terms of the Merger Agreement, subject to the fulfillment of customary closing conditions, Tadano will acquire all of the Company’s common stock not already owned by Tadano and its affiliates for $5.80 per share in cash. Approval by the Company’s shareholders satisfies one of the conditions necessary for completion of the transaction, and the parties continue to expect the transaction to close in early January 2025. Upon completion of the transaction, the Company’s shares will no longer trade on NASDAQ, and the Company will become a private company.

Full results of the vote will be reported on a Form 8-K that the Company will file with the U.S. Securities and Exchange Commission (the “SEC”). References herein to terms of the Merger Agreement are subject to, and are qualified by reference to, the full terms of the Merger Agreement, which the Company filed with the SEC on Form 8-K on September 12, 2024.

ADVISORS

Brown Gibbons Lang & Company is serving as exclusive financial advisor to Manitex, and Bryan Cave Leighton Paisner LLP is serving as legal counsel to Manitex.

Perella Weinberg Partners is serving as exclusive financial advisor to Tadano, and Sullivan & Cromwell LLP is serving as legal counsel to Tadano.

ABOUT MANITEX INTERNATIONAL

Manitex International is a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve general construction, crane companies, and heavy industry. The company engineers and manufactures its products in North America and Europe, distributing through independent dealers worldwide. Our brands include Manitex, PM, Oil & Steel, Valla, and Rabern Rentals.

ABOUT TADANO

Since Tadano developed Japan’s first hydraulic truck crane in 1955, the company has grown globally, while constantly striving to implement its Corporate Philosophy of Creation, Contribution, and Cooperation. The Tadano Group delivers its Core Values – Safety, Quality, and Efficiency Based on Compliance (C+SQE) – in each and every one of its products and services.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed merger, (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, shareholders and other business partners and on its operating results and business generally, (viii) the risk that the Company’s business and/or Tadano’s business will be adversely impacted during the pendency of the acquisition, (ix) risks related to financial community and rating agency perceptions of the Company or Tadano or their respective businesses, operations, financial condition and the industry in which they operate, (x) risks related to disruption of management attention from ongoing business operations due to the proposed merger, (xi) risks related to the potential impact of general economic, political and market factors on the Company, Tadano or the proposed merger and (xii) expected cost savings, synergies and other financial benefits from the proposed merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024; Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, filed on May 2, 2024, June 30, 2024, filed on August 7, 2024, and September 30, 2024, filed on November 7, 2024; and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.manitexinternational.com/sec-filing/. Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

IR CONTACT

Paul Bartolai or Noel Ryan

MNTX@val-adv.com